DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.




                               /s/ Richard A. Abdoo
                              -------------------------
                              Richard A. Abdoo


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Oscar C. Boldt
                              ----------------------
                              Oscar C. Boldt


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Jon F. Chait
                              ---------------------
                              Jon F. Chait


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Glenn A. Francke
                              ------------------------
                              Glenn A. Francke


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ G. H. Gunnlaugsson
                              --------------------------
                              G.H. Gunnlaugsson


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Burleigh E. Jacobs
                              --------------------------
                              Burleigh E. Jacobs


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 14th day of February, 1997.



                               /s/ Jack F. Kellner
                              -----------------------
                              Jack F. Kellner


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ D. J. Kuester
                              -----------------------
                              D.J. Kuester


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 14th day of February, 1997.



                               /s/ Edward L. Meyer, Jr.
                              ----------------------------
                              Edward L. Meyer, Jr.


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Don R. O'Hare
                              ------------------------
                              Don R. O'Hare


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ San W. Orr, Jr.
                              ------------------------
                              San W. Orr, Jr.



             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Peter M. Platten, III
                              ----------------------------
                              Peter M. Platten, III



             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Stuart W. Tisdale
                              -----------------------
                              Stuart W. Tisdale



             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ J. B. Wigdale
                              ----------------------
                              J.B. Wigdale


             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ James O. Wright
                              ------------------------
                              James O. Wright



             DIRECTOR'S POWER OF ATTORNEY
     (Form S-8 for the 1997 Stock Incentive Plan)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8
relating to the Marshall & Ilsley Corporation 1997
Stock Incentive Plan and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                               /s/ Gus A. Zuehlke
                              ----------------------
                              Gus A. Zuehlke

         DIRECTOR'S POWER OF ATTORNEY
Form S-8 for the Security Capital Corporation Option
                   Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 8th day of April, 1997.



                               /s/ Richard A. Abdoo
                              -----------------------
                              Richard A. Abdoo


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ Oscar C. Boldt
                              ----------------------
                              Oscar C. Boldt


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ Jon F. Chait
                              --------------------
                              Jon F. Chait


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ Glenn A. Francke
                              -----------------------
                              Glenn A. Francke


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 27th day of March, 1997.



                               /s/ G.H. Gunnlaugsson
                              ------------------------
                              G.H. Gunnlaugsson


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ Burleigh E. Jacobs
                              -------------------------
                              Burleigh E. Jacobs


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 7th day of April, 1997.



                               /s/ Jack F. Kellner
                              ------------------------
                              Jack F. Kellner


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ D.J. Kuester
                              ---------------------
                              D.J. Kuester


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ Edward L. Meyer, Jr.
                              ---------------------------
                              Edward L. Meyer, Jr.


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 2nd day of April, 1997.



                               /s/ Don R. O'Hare
                              -------------------------
                              Don R. O'Hare


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 16th day of April, 1997.



                               /s/ San W. Orr, Jr.
                              -----------------------
                              San W. Orr, Jr.


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ Peter M. Platten, III
                              --------------------------
                              Peter M. Platten, III


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.



                               /s/ Stuart W. Tisdale
                              ------------------------
                              Stuart W. Tisdale


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 31st day of March, 1997.


                               /s/ J.B. Wigdale
                              --------------------
                              J.B. Wigdale


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 4th day of April, 1997.



                               /s/ James O. Wright
                              ------------------------
                              James O. Wright


             DIRECTOR'S POWER OF ATTORNEY
 (Form S-8 for the Security Capital Corporation Option
                        Plans)


     The undersigned director of Marshall & Ilsley
Corporation designates each of J.B. Wigdale and M.A.
Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of (i) executing his name and on his behalf Marshall & Ilsley
Corporation's Registration Statement on Form S-8 relating to the Security Capital Corporation Option
Plans and any related amendments (including post-effective amendments) and/or supplements to said Form
S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable
Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange
Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 11th day of April, 1997.



                               /s/ Gus A. Zuehlke
                              ----------------------
                              Gus A. Zuehlke